STOCK OPTION AGREEMENT


      This STOCK OPTION AGREEMENT (the "Agreement"), dated as of July 20, 1999, made by and between Controlling Shareholders of Universal Alliance, Inc., a Nevada corporation, with its place of business located at 2625 Temple Heights Drive, Oceanside, CA 92056 ("Optionor"), and Bio-American Capital Corporation, a Nevada corporation, with its place of business located at 462 Stevens Avenue, Suite 308, Solana Beach, CA 92075 ("Optionee"). Universal Alliance, Inc. and Bio-American Capital Corporation shall sometimes be referred to as UAI and BACC respectfully. Controlling Shareholders shall included those shareholders which collectively own at least 80% of the issued and outstanding stock, and rights to acquire stock in UAI.

      In consideration of ten dollars and no/100ths and other good and valuable consideration Optionor hereby grants to the Optionee, its successors, the right to acquire and receive from Optionor at least 80% of the issued and outstanding stock, and rights to acquire stock in UAI in exchange for common stock of BACC, or its successors, on the terms herein provided (the "Option").

      In consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and for the purpose of defining the terms and provisions of this Agreement and the Option hereby granted, Optionor and Optionee hereby agree as follows:

      1. Terms of Exercise. Optionee must exercise the Option granted herein before March 31, 2000. Optionee may exercise the Option by meeting the "Conditions Precedent to the Exercise of the Option" set forth in Section 2 and delivering to "Escrow Agent" (mutually agreed to) the shares of BACC common stock (the "Exchange Shares") set forth in Section 4 for each share of UAI common stock (the "Exercise Price") for which Optionee is exercising the Option.

      2. Conditions Precedent to the Exercise of the Option.

     a.) BACC to file Form 10-SB with the Securities and Exchange Commission on or before July 30, 1999, and comply with all future disclosure requirements of a fully-reporting company;

     b.) BACC Management to assist UAI in the successful completion of the draft Private Offering Memorandum for $2,000,000 of Convertible Notes;

     c.) Average price of BACC common stock traded on the Over-the-Counter Bulletin Board, during the period August 1, 1999, through September 30, 1999, to be least $2.00 per share;
     d.)  Tax-free exchange of BACC common stock for UAI common stock;

     e.) Successful filing of a registration statement that registers up to 25% of the BACC common stock to be acquired by the UAI Controlling Shareholders; and

     f.)  Prior to March 31, 2000.

     g.) Mutual agreement on Escrow Agent; which agreement will not be unreasonably withheld.

      3. BACC's Obligations. BACC shall not be obligated to complete any or all of the Conditions Precedent set forth in Section 2 prior to the Exercise of the Option.

      4. Share Exchange Consideration for UAI Stock. BACC will issue to UAI Controlling Shareholders one and one-half (1.5) shares of common stock of BACC for each share of UAI common stock. No fractional shares of Exchange Shares shall be issued to the UAI Controlling Shareholders, and any fractional share to which the UAI Controlling Shareholders would otherwise be entitled shall be rounded off to the nearest whole share.

      5. Registration Rights. Upon issuance, seventy-five percent (75%) of the Shares will not been registered under the Securities Act of 1933, as amended, for purposes of public distribution. BACC will agree to prepare and file, upon request of the holders of the Shares, a registration statement to register up to 25% of the Stock each six months following the closing of the transaction. Such registration is subject to any terms required by an underwriter of any secondary offering.

      6. Representations, Warranties and Covenants of Optionor. Optionor hereby represents and warrants, as of the date of this Agreement and as of the date upon which Optionee exercises the Option, as follows:

            a) None of the representations or warranties made by Optionor contains any untrue statement of material fact, or omits to state any material fact necessary to make the statements made, in the light of the circumstances under which they were made, not misleading.

            b) Optionor owns all right, title, and interest to the Shares, and the Shares are and will be free and clear of any and all liens, claims, and encumbrances of any kind or nature.

      7. No Third-Party Beneficiaries. This Agreement shall not confer any rights or remedies upon any person other than the parties and their respective successors and permitted assigns.

      8. Entire Agreement. This Agreement constitutes the entire agreement among the parties and supersedes any prior understandings, agreements, or representations by or among the parties, written or oral, to the extent they related in any way to the subject matter hereof.

      9. Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. No party may assign either this Agreement or any of his or its rights, interests, or obligations hereunder without the prior written approval of the Optionor.

      10.  Counterparts.   This  Agreement  may  be  executed  in  one  or  more
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

      11. Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given on the date of delivery, if delivered by hand or by telecopy with machine confirmation to the persons identified below, or three (3) days after mailing if mailed by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient at the address set out hereinabove. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

      12. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of California and the United States without giving effect to any choice or conflict of law provision or rule (whether of the State of California or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of California and the United States.

      13.  Dispute  Resolution.  The  parties  hereto  deem  it to  be in  their respective best interests to settle any dispute as expeditiously and economically as possible. Therefore, the parties expressly agree to submit any dispute between them arising out of or relating to this Agreement ("Dispute") to mediation and, if necessary, arbitration. The parties hereto thus expressly waive any rights they may have to trial by jury with respect to such dispute. The dispute resolution proceedings shall be conducted in San Diego, California.

      14. Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the Optionor and Optionee. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

      15. Severability. If any term, provision, condition or covenant of this Agreement or the application thereof to any party or circumstances shall be held to be invalid or unenforceable to any extent in any jurisdiction, then the remainder of this Agreement and the application of such term, provision, condition or covenant in any other jurisdiction or to persons or circumstances other than those as to whom or which it is held to be invalid or unenforceable, shall not be affected thereby, and each term, provision, condition and covenant of this Agreement shall be valid and enforceable to the fullest extent permitted by law.

      16. Expenses. Each of the parties will bear his or its own costs and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby. In the event legal action is necessary to enforce this Agreement, the prevailing party shall be entitled to an award of all its reasonable attorney's fees and costs incurred in connection with enforcement of this Agreement

      17.   Construction.

            a. Words. All references in this Agreement to the singular shall include the plural, the plural shall include the singular where applicable, and all references to gender shall include both genders and the neuter. All references in this Agreement to days shall be calendar days unless specified as business days. All accounting terms not otherwise identified herein shall have the meanings assigned to them in accordance with General Accepted Accounting Principles consistently applied.

            b. Cross-References. References in this Agreement to any Section shall include all Subsections, and Paragraphs in such Section; and references in this Agreement to any Subsection shall include all Paragraphs in such Subsection. Words "herein," "hereof," "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular paragraph or other subdivision unless the context otherwise so admits.

            c. Headings. The table of contents and the headings to each Section and Subsection herein are for the purposes of convenience only and shall not be read or interpreted as having any meaning or effect.

[Signatures on Following Page]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement with legal and binding effect as of the date and year first above written.


                                    Optionee:
                                    ---------


------------------------------

Bio-American Capital Corporation
By: Leonard Viejo, President

                                    Optionor(s):
                                    ------------



----------------                         ----------------
James R. Wheeler                         Matthew J. Basson

----------------                         ----------------
Jacob Cancelli                           Terry Young

------------------                       -------------------
Bonnechi Finance, Ltd                    Booker Finance, Ltd.
By: Kerrod Grant Park, Authorized        By: Shane Hodge, Authorized Signature
Signatory

-----------------                        -------------------
Collyer House, Ltd.                      Cortell Group, Ltd.
By: John B. Davis, Authorized Signatory  By: Byran Cook, Authorized Signatory

-----------------                        ----------------------
Holder Row, Ltd                          Oceania Custodian, Ltd
By: Bruce Pilley, Authorized Signatory.  By: Nico Francken, Director

-----------------------                  ------------------------
Yellowstone Securities, Ltd.             NCSS International, Ltd.
By: Gregg E. McNair, Authorized          By: John Thornton Bigley, Authorized
Signatory                                Signatory

--------------
Ira Wheeler

STATE OF ______________             )
                                    )ss.
COUNTY OF ______________            )


        On November ____, 1998, before me, __________________, a notary public in and for said state, personally appeared Jay Geier, personally known to me to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacities, and that by his signature on the instrument the entity upon behalf of which the persons acted, executed the instrument.


        WITNESS my hand and official seal.

        My commission Expires:


                                            -----------------------------
                                            Notary Public